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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                  Date of Event Requiring Report: July 17, 2002


                               SURFORAMA.COM, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)



        Nevada                  000-33165                 98-0233878
        ------                  ---------                 ----------
(State of Incorporation)        (Commission               (IRS Employer
                                File  Number)             Identification  #)



    Suite 700, 555 West Hastings, Vancouver, British Columbia, Canada  V6B 4N5
    --------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

    105 - 1010 West 42nd Avenue, Vancouver, British Columbia, Canada V6M 2A8
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                 (604) 727-8402
                    ----------------------------------------
              (Registrant's telephone number, including area code)


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ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

On May 22, 2002, we reported on a Form 8-K filed with the Securities and Exchange Commission that on May 21, 2002 we obtained one hundred percent (100%) of the issued and outstanding capital stock of Loop Communications Inc.
("Loop"), a company incorporated under the laws of Canada, pursuant to an Acquisition Agreement. The Acquistion Agreement was also filed with the Form 8-K.

Due to Loop failing to fully comply with a provision of the Acquisition Agreement that survived closing, the parties have mutually agreed to set aside the acquisition pending compliance. More specifically, Loop failed to provide "audited consolidated financial statements, prepared in accordance with United States generally accepted accounting principles that fairly represent Loop's financial position at that date" in accordance with paragraph (1)(e) of the Acquisition Agreement.

In order to resolve the issue of Loop's failure to provide financials and reverse the closing that occurred on May 21, 2002, the parties have:

(1)  Entered  into  an Amendment to the Acquisition Agreement attached hereto as
     Exhibit 10.1 which provides Loop ninety (90) days in which to deliver audited consolidated financial statements, prepared in accordance with United States generally accepted accounting principles and fairly representing Loop's financial position at that date. If Loop fails to provide these financials in this time period or if the financials fail to be acceptable to us, the Acquisition Agreement will be cancelled and no exchange of shares shall occur.

(2) Returned the shares previously exchanged in the transaction, pending the delivery of the audited financials; thereby reversing the consideration provided in the transaction. Thus, all 5,940,000 shares issued to Mr. Allan Cheng of Richmond, British Columbia have been cancelled and all of the issued and outstanding shares of Loop issued to us have been returned to Loop. Such shares will be re-distributed only upon compliance with the Amendment to the Acquisition Agreement.

We will file an amended Form 8-K in the event that either: the parties fail to consummate the transaction pursuant to the Amendment, or a closing occurs after all terms of the Amendment to the Acquisition Agreement are satisfied. If closing occurs, our amended Form 8-K shall include the required financial statements and proforma financial information.


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ITEM  7.     EXHIBITS

Exhibit  No.       Description
------------       -----------

   10.1 Amendment to Acquisition Agreement dated July 17, 2002, by and between Surforama and Loop Communications Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SURFORAMA.COM,  INC.


                                           By: /s/ Edward Yau
Date:  July 17, 2002                           _______________________
                                               Edward Yau
                                               President